UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ANAPLAN, INC.

(Name of Registrant as Specified In Its Charter)

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The following was published in The Wall Street Journal on March 20, 2022

Thoma Bravo to Buy Anaplan for $10.7 Billion

The Wall Street Journal

Updated March 20, 2022 10:17PM ET

By Miriam Gottfried

Private-equity firm Thoma Bravo LP has struck a deal to buy Anaplan Inc. for $10.7 billion, the latest in a recent string of big leveraged buyouts.

Under the terms of the deal, which was reported earlier by The Wall Street Journal, Anaplan shareholders are to receive $66 a share in cash, the company said. Anaplan Chief Executive Frank Calderoni plans to continue to lead the company.

Based in San Francisco, Anaplan makes software that helps businesses plan by modeling for different forecasting outcomes. The company has more than 1,900 customers world-wide, including Coca-Cola Co., Shell PLC and VMware Inc., which use its cloud-based offering to manage their sales operations, supply chains, inventories and financial planning.

The uncertainty created by the pandemic further fueled already-strong demand for planning software, Mr. Calderoni told the Journal.

Shares of Anaplan, which was founded in 2006 and went public in 2018, closed at $50.59 on Friday.

Buyout firms, flush with giant piles of cash, have been on a deal-making tear. Software, with its steady cash flows, has been a particularly hot area.

Anaplan would be the latest big software company in a take-private deal. In January, Vista Equity Partners and the private-equity arm of Elliott Management Corp. agreed to buy Citrix Systems Inc. for about $13 billion. And in November, Advent International Corp. and Permira announced a $12 billion deal for McAfee Corp. Other big LBOs that have been in the works include one for TV-ratings company Nielsen Holdings PLC that could be worth about $15 billion including debt, the Journal has reported.

Last week, activist investor Sachem Head Capital Management LP disclosed a nearly 5% stake in Anaplan. Sachem Head is part of a group of activists that together hold an even larger stake, according to a filing.

With offices in San Francisco, Chicago and Miami, Thoma Bravo specializes in buying business-software companies and helping spur their growth. The firm, which manages more than $103 billion, has been doing bigger deals of late. Last year, it bought Proofpoint Inc. in a transaction worth more than $10 billion.

Thoma Bravo plans to use Anaplan as a platform for further acquisitions.

“There’s going to be one huge winner in planning, and we think it can be us,” said Thoma Bravo managing partner Holden Spaht. “I can’t think of a similar opportunity to really create a massive category.”

Write to Miriam Gottfried at Miriam.Gottfried@wsj.com

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Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact including, without limitation, statements regarding the proposed merger between Anaplan and Alpine Merger Sub, Inc. (the “Merger”). These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this communication and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Anaplan’s business and the price of the common stock of Anaplan, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement that contemplates the proposed transaction by the shareholders of Anaplan and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Anaplan’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Anaplan and potential difficulties in Anaplan employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Anaplan’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Anaplan related to the merger agreement or the proposed transaction, and (viii) restrictions during the pendency of the proposed transaction that may impact Anaplan’s ability to pursue certain business opportunities or strategic transactions. Furthermore, additional or unforeseen effects from the COVID-19 pandemic, the global economic climate, and catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this communication is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC, and other documents the company may file with or furnish to the SEC from time to time. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this communication.

Important Additional Information and Where to Find It

In connection with the Merger, Anaplan intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Anaplan will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Anaplan may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ANAPLAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ANAPLAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAPLAN AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Anaplan with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Anaplan’s website (https://investors.anaplan.com) or by writing to Anaplan’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

Anaplan and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Anaplan’s stockholders with respect to the Merger. Information about Anaplan’s directors and executive officers and their ownership of Anaplan Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2021. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.